Exhibit 99.1
Confidential Document
May 7, 2013
RESPECT YOUR UNIVERSE, INC.
STRATEGIC DIRECTION FOR GROWTH

FORWARD LOOKING STATEMENTS
This presentation contains forward-looking statements. Forward-looking statements are statements that relate to future events or future financial performance. In some cases, you can identify forward-looking statements by the use of terminology such as “may”, “should”, “intend”,
“expect”, “plan”, “anticipate”, “believe”, “estimate”, “project”, “predict”, “potential”, or “continue” or the negative of these terms or other comparable terminology. These statements speak only as of the date of this presentation. This presentation may also contain future oriented financial information (“FOFI”) within the meaning of applicable securities laws. The FOFI has been prepared by our management to provide an outlook of our activities and results and may not be appropriate for other purposes. The FOFI has been prepared based on a number of assumptions. The actual results of operations of our company and the resulting financial results may vary from the amounts set forth herein, and such variation may be material. Our management believes that the FOFI has been prepared on a reasonable basis, reflecting management’s best estimates and judgments. Any FOFI in this presentation is made as of 5/7/13 and is based upon the information available to us as of that date.
Examples of forward-looking statements made in this presentation include statements pertaining to, among other things: (1) our estimated
2013 productivity statistics for our Las Vegas store; (2) estimates and statistics of our retail store expansion model; (3) our location strategy; (4)
our mobile store connecting 85+ million millennials to our message and brand; (5) the estimated capital requirements for our retail store expansion strategy, including the number of retail stores we anticipate to have and the estimates of the costs, sales, margin, return on investment, and cash required for those stores; and (6) our timeline.
The material assumptions supporting these forward-looking statements include, among other things: (1) our ability to obtain any necessary financing on acceptable terms; (2) timing and amount of capital expenditures; (3) our management team’s ability to implement our business plan; and (4) general economic and financial market conditions.
These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including: (1) changes in general economic or market conditions that could impact consumer demand for our products; (2) consumers may not be receptive to our product lines;
(3) our ability to effectively implement our strategies and business plans; (4) our need for and ability to obtain necessary financing on acceptable terms; (5) the timing and amount of capital expenditures; (6) our ability to enforce our intellectual property rights; (7) our ability to retain the services of our senior management and key employees; (8) our ability to sell excess inventory; (9) increased costs of producing our products; and (10) general economic and financial market conditions.
These risks, as well as risks that we cannot currently anticipate, could cause our, or our industry’s, actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.
Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. Except as required by applicable law, including applicable securities laws, we do not intend to update any of the forward-looking statements to conform these statements to actual results. Investors should read the risk factors disclosure in our registration statements and other periodic reports filed from time-to-time with the Securities and Exchange Commission at www.sec.gov and
with the Canadian securities regulators at www.sedar.com, and should only base an investment decision on information contained in such publicly filed reports.

- About Respect Your Universe
- Product
-  Las Vegas Flagship Store
-  OmniChannel: Retail Development & Growth
- Financial Requirements
TABLE OF CONTENTS
04
07
12
16
23

ABOUT US
Respect Your Universe specializes in
men’s and women’s performance apparel
for the athletic minded consumer. Crafted
from organic and/or recycled materials,
products are constructed for performance,
comfort and style. Our brand is based on
respect, strength and sustainability.

CONSUMER TRENDS
• Versatility and Functionality
• Fashion Forward
• Technically Infused products
• Sports Specific Emphasis
• Accessories

CONSUMER TRENDS
Nielsen Survey, March 27, 2012; 28,000 online respondents, 56 countries
• Barrons, 28, 2013
Prefer to Buy From Companies That “Give Back”
Female and Under 40
Think Companies Should Support the Environment
Use Mobile Banking
Invest in Companies that “Give Back”
Own Smartphones and Use Facebook
Earn $40,000+
Went to College 2+ Years
66%
65%
66%
28%
59%
70%
70%
75%
Millennials 18-35 years old, US 85 Million*

• Fit (Size & Consistency Throughout Line)
• Sustainable Content / Cost Ratio
• Innovative Cohesive Apparel Line
• Maximize Value
PRODUCT ATTRIBUTES & INNOVATIONS

PRODUCT ATTRIBUTES & INNOVATIONS
Allure Slim Pant
Allure Regular Pant
Allure X-Long Tight
Allure Cropped Tight
Allure Shorts

RESPECT YOUR UNIVERSE
RESPECT YOUR UNIVERSE
RESPECT YOUR UNIVERSE
RESPECT YOUR UNIVERSE

PRODUCT ATTRIBUTES & INNOVATIONS
Alarm colored, branded back neck tape
ties into “Fire Within” marketing story
High quality 3D heat transfer logo
Asymmetric
reflectivity
on shoulder
Asymmetric
reflectivity on back
forming the signature
“v” shape present
throughout the line

PRODUCT ATTRIBUTES
Tanto Compression Short-Sleeve
Tanto Compression Short
Tanto Compression Long-Sleeve

MERCHANDISE
• Highly Focused SKU Count
• Development of Key Styles
• Color Multipliers (1 Style, 5 Colors)
• Story by Category

LAS VEGAS STORE
2013 PRODUCTIVITY *
Sales
Sales Per Square Foot
Gross Profit
Gross Margin
Break Even EBITDA
- $600,000+
- $385+
- $370,000
- 63%
- November 2013
* The information presented above includes estimates that are based on the best information available to the Company at the time of this presentation.

RETAIL STORE EXPANSION MODEL: ONE STORE *
MODEL STORE
Size
Build Out Cost Per Square Foot (less TI)
Year 1: Sales Per Square Foot
PRE-OPENING COSTS
Total Cost (build out + inventory)
TI Dollars
Net Cost
OPENING
Sales
Gross Profit
Gross Margin
Operating Cash Needed Until Break Even
Total Cash Required to Open & Operate Store
ROI
Year 1
Year 2
Year 3
- 1,400 square feet
- $150
- $425
- $280,000
- $(70,000)
- $210,000
- $600,000
- $390,000
- 65%
- $200,000
- $410,000
* The information presented above includes estimates that are based on the best information available to the Company at the time of this presentation.

PERFORMANCE APPAREL RETAIL STORES
COMPARATIVE SALES PER SQUARE FOOT AND GROWTH ANALYSIS
Lululemon
Under Armour
Gap/Athleta
Respect Your Universe
1,936
780
690
400
30%
41%
30%
n/a
Sales Per Square Foot
Sales Growth YOY%

AÉROPOSTALE

J.CREW

BJ's WHOLESALE CLUB

URBAN OUTFITTERS

GUESS

BRANDED APPAREL
TOP 20 RETAIL STORES BOTTOM QUARTILE COMPARISON
Aeropostale
J. Crew
BJ’S Wholesale
Respect Your Universe
595
593
532
400
Sales Per Square Foot
Urban Outfitters
Guess
510
537

RESPECT YOUR UNIVERSE
Men
Women
Discover
Community
WOMEN
TOPS
TRAINING TOPS
TEES
BRAS & TANKS
HOODIES
OUTERWEAR

OMNICHANNEL RETAIL
Retail/Web integration providing uniform, personal, dynamic customer experience that increases brand identity and sales
Online Store
Physical Store

1. Accelerated Market Penetration
2. Increased Control Over Brand
3. Increased Gross Margin
4. Quicker Response to In-Store Consumer Trends
WHY OMNICHANNEL RETAIL NOW?
Macy’s omnichannel customers spend 5x more than its online only customer and 2x more than its in-store customer only. ~ Apparel Magazine 4/23/13
CASE STUDY
$
Online
Customers
Only
In-Store
Customers
Only
OmniChannel
Customers
$
$

LOCATION STRATEGY
1,400 sq. ft.
Primary Store
900 sq. ft.
Support Store
100 sq. ft.
Store-Within-Store

RESPECT YOUR UNIVERSE
Men
Women
Discover
Community
IT'S ALL ABOUT
THE RESPECT.
EVERYTHING ELSE IS
SECONDARY.
"I FEAR NO ONE, BUT I
RESPECT
EVERYONE."
facebook
RYU – Respect Your Universe, Inc.
13,756
"I FEAR NO ONE, BUT I
RESPECT
EVERYONE."

Links social media marketing with online store presence and in-store impact to drive affinity for the brand, deepen product knowledge and drive sales
WEB STRATEGY

RESPECT YOUR UNIVERSE
Men
Women
Discover
Community
IT'S ALL ABOUT
THE RESPECT.
EVERYTHING ELSE IS
SECONDARY.
"I FEAR NO ONE, BUT I
RESPECT
EVERYONE."
RESPECT YOUR UNIVERSE
BAMBOO FIBERS
IT'S ALL ABOUT
THE RESPECT.
EVERYTHING ELSE IS
SECONDARY.
IT'S ALL ABOUT
THE RESPECT.
EVERYTHING ELSE IS
SECONDARY.

Inspirational statements are consistent on the web, hangtags on garments, and in-store signage.
STORE STRATEGY
Hangtag
Front
Back
Front
Back

MOTOROLA
11:35
MENU
OUTERWEAR
Feel matters. We're crafting the gear that's going to help you reach that place where your real life begins.
verizon

MOBILE STORE
Connect with 85+ million millennials who are
receptive to our message and brand.

RETAIL STORES *
2012
2013
2014
2015
2016
5
10
15
20
25
30
35
40
45
50
0
• 50 Stores by the end of 2016
• Primary Store: 1,400 Square Feet
• Support Store: 900 Square Feet
* The information presented above includes estimates that are based on the best information available to the Company at the time of this presentation.

CAPITAL REQUIREMENT: RETAIL STORE  EXPANSION *
3
$630,000
$1,165,000
$699,000
$60%
3%
18%
27%
$3,000,000
8
$1,635,000
$5,326,000
$3,195,000
$60%
4%
27%
44%
$3,000,000
18
$3,565,000
$14,865,000
$8,919,000
60%
7%
43%
69%
$2,000,000
20
$4,890,000
$30,556,000
$18,334,000
60%
6%
58%
96%
-
Store Openings
PRE-OPENING COSTS
Net Cost
OPENING
Retail Sales (Includes Existing LV Store)
Gross Profit
Net Margin
ROI
Year 1
Year 2
Year 3
Cash Required
2013
2014
2015
2016
* The information presented above includes estimates that are based on the best information available to the Company at the time of this presentation.

TIMELINE *
ACTIVITY
Retail Store Concepts
Technology Plan
Team (Development & Resources)
Initial (3) 1,400 Square Foot Stores
-  30 - 45 days
-  30 - 45 days
-  30 - 60 days
-  100 - 180 days
* The information presented above includes estimates that are based on the best information available to the Company at the time of this presentation.

Craig Brod PhD.
Chairman and Chief Executive Officer
• 25 years of Industry Experience
• Imaginarium: Founder, Chairman
• WPI Koll Real Estate, Japan: Executive Vice President, Retail Development
• CB Consulting/Psychology: Assignments: Reebok, Jim Hensen Productions (Sesame
Street), Bechtel Engineering, Theme Park Retail
Erick Siffert
Chief Operating Officer
• 25 years of Industry Experience
• Lululemon Athletica: Director of Product Operations
• Nike, Inc.: Various Senior Management Roles in Operations
RESPECT YOUR UNIVERSE LEADERSHIP TEAM

Aaron Loreth
Chief Financial Officer
•15 years of Financial Experience
• Respect Your Universe: VP Finance and Controller
• RightNow Technologies Inc.: Assistant Controller
• Coffee Bean International Inc.: VP Finance and Controller
• Arthur Andersen/KPMG LLP: Senior Associate
RESPECT YOUR UNIVERSE LEADERSHIP TEAM